LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Ronald M. Butkiewicz, a Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Daniel R. Kohn and Jack L. Baumer or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand this 5th day of April, 2001

WITNESS:

/s/ Eleanor H. Mckee                                   /s/ Ronald M. Butkiewicz
--------------------                                ---------------------------
                                                          Ronald M. Butkiewicz

                           LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Corey, a Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Daniel R. Kohn and Jack L. Baumer or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand this 4th day of April, 2001 WITNESS:

Laura A. Petruniak                                    /s/Michael J. Corey
------------------                                     -------------------
                                                        Michael J. Corey

                           LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Norman A. Fair, Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Daniel R. Kohn and Jack L. Baumer, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand this 2nd of April, 2001.

WITNESS:

/s/ Eleanor H. Mckee                                         /s/ Norman A. Fair
--------------------                                        -------------------
                                                                Norman A. Fair


                           LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael R. Ferrari, a Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Daniel R. Kohn and Jack L. Baumer, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand this 9th day of April, 2001.

WITNESS:

/s/ Mary Nell Kirk_                             /s/ Michael R. Ferrari
------------------                              ----------------------
                                                   Michael R. Ferrari

                           LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Shane W. Gleeson, Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Daniel R. Kohn and Jack L. Baumer, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand this 4th day of April, 2001.

WITNESS:

/s/ Eleanor H. Mckee                                        /s/ Shane W. Gleeson
--------------------                                       ---------------------
                                                              Shane W. Gleeson

                           LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Jeff S. Liebmann, Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Daniel R. Kohn and Jack L. Baumer, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.


         WITNESS my hand this 4th day of April, 2001.

WITNESS:


/s/ Mary Ellen Sedita                                      /s/ Jeff S. Liebmann
---------------------                                     ---------------------
                                                             Jeff S. Liebmann

                           LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Kenneth R. Meyer, Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Daniel R. Kohn and Jack L. Baumer, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand this 12th day of April, 2001.

WITNESS:
/s/ Doreen S. Moskal                              /s/ Kenneth R. Meyer
--------------------                              --------------------
                                                     Kenneth R. Meyer

                           LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Philip R. O' Connor, Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Daniel R. Kohn and Jack L. Baumer, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand this 9th day of April, 2001.

WITNESS:


/s/ Lynn M. Carlson                                 /s/ Philip R. O'Connor
-------------------                                 -----------------------
                                                        Philip R. O'Connor

                           LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas F. Streiff, Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Daniel R. Kohn and Jack L. Baumer, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand this 3rd day of April, 2001.

WITNESS:


 /s/ Eleanor H. McKee                                 /s/ Thomas F. Streiff
---------------------                                ----------------------
                                                      Thomas F. Streiff

                            LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael L. Kaster, a Director of First Variable Life Insurance Company, a corporation duly organized under the laws of the State of Arkansas, do hereby appoint, Daniel R. Kohn and Jack L. Baumer, or any one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand this 11th day of April, 2001.

WITNESS:

/s/ Jacqueline Nendza                          /s/ Michael L. Kaster
---------------------                          ----------------------
                                                  Michael L. Kaster